Trade and Other Payables	12 Months Ended
Dec. 31, 2017
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Trade and Other Payables

19.  Trade and Other Payables

	2017 €m	2016 €m
Current
Trade payables	2,304	2,531
Construction contract-related payables (i)	217	296
Deferred and contingent acquisition consideration (ii)	167	61
Accruals and other payables	1,802	1,875
Amounts payable to equity accounted investments	44	52
Total	4,534	4,815

Non-current
Other payables	128	221
Deferred and contingent acquisition consideration (ii)	98	240
Total	226	461

(i)	Construction contract-related payables include billings in excess of revenue, together with advances received from customers in respect of work to be performed under construction contracts and foreseeable losses thereon.

Other than deferred and contingent consideration, the carrying amounts of trade and other payables approximate their fair value largely due to the short-term maturities and nature of these instruments.

(ii)	The fair value of total contingent consideration is €118 million (2016: €136 million), (Level 3 input in the fair value hierarchy) and deferred consideration is €147 million (2016: €165 million). On an undiscounted basis, the corresponding basis for which the Group may be liable for contingent consideration ranges from €nil million to a maximum of €118 million. The movement in deferred and contingent consideration during the financial year was as follows:

	2017 €m	2016 €m
At 1 January	301	288
Translation adjustment	(36)	9
Arising on acquisitions and investments during year (note 31)	45	22
Changes in estimate	3	15
Paid during year	(53)	(57)
Discount unwinding	7	24
Reclassified as held for sale	(2)	-
At 31 December	265	301